Exhibit 99.1 Q1 2021 Letter to Shareholders May 10, 2021Exhibit 99.1 Q1 2021 Letter to Shareholders May 10, 2021

Q1 Highlights

- **Increased 1st Wave Reservations:** Increased reservations by 1,200 for a total of 5,775 by quarter-end. Reservation orders are from blue-chip shippers, carriers and truck lessors including Penske, Schneider, and U.S. Xpress. Added an additional 1,000 truck reservations in April, bringing the current reservation book to 6,775 trucks

- **Extended our Lead in Real-World Road Miles:** Continued growth in real-world road miles with ~3.7M cumulative miles by quarter-end, a ~3x increase over the last 12 months

- **Enhanced our Technology Leadership:** Increased our issued patents 13% quarter-over-quarter to total 280 by quarter-end, representing the largest portfolio of commercial vehicle-related AV patents globally. We also grew our R&D headcount 17% quarter-over-quarter to total 821 by quarter-end

- **Continued Development of our World-Class Executive Advisory Board (EAB):**

  Nicole R. Nason – Former Administrator of US Federal Highway Administration | Cavnue, Chief Safety Officer

  Richard J. Kramer – Goodyear, CEO & President

  Persio V. Lisboa – Navistar, President & CEO

- **Generated ~$1M of Q1 Revenue:** Accelerating revenue generation from paid freight loads which enables further development of our autonomous technology and our AFN commercial relationships

- **~$1B of Growth Capital from IPO:** Successful completion of IPO on April 15th, delivering ~$1B of net proceeds to fund future growth. Our cash position pro forma post the IPO is in excess of $1.5B

- **$183M in New Investments from Navistar and TRATON:** Further validation of the strength of our partnerships with two of the world's preeminent semi-truck OEMS tu simple
Autonomous Freight Network

TuSimple Letter to Shareholders

Significant Momentum in Q1

Dear Shareholders,

Today, we are pleased to share our Q1 results with you for the first time as a publicly traded company. TuSimple turned a year of challenges into a year of progress that propelled us to become the first autonomous driving company to list on a stock exchange. The ~$1 billion of growth capital we raised through our IPO provides us with a substantial runway to focus on our technology and continue our industry leadership in autonomous trucking.

We continued to gain momentum throughout Q1, refining our proprietary artificial intelligence technology and designing our purpose-built L4, Class 8 truck with Navistar. Alongside these technology developments, we led the industry in building autonomous vehicle ecosystem partnerships and expanded our Autonomous Freight Network (AFN), never losing sight of our mission to enable reliable, low-cost freight capacity as a service while setting a new standard for safety and fuel efficiency.

We have posted an introduction to TuSimple for our new investors on our investor relations website.

Our AI Technology is Defining the Industry

Our proprietary AI-based technology continues to set the industry standard and positions us as the leader in autonomous trucking.

Major Q1 Technical Achievements

- Passed another production gate in our L4 truck production program with Navistar. We are excited about our progress-to-date and remain on track for our targeted start of production in 2024
- Commenced autonomous testing in Sweden with Scania trucks on public roads. This is the first testing program of its kind in Europe
- Furthered the design and development of three key enabling features to allow L4 deployment at scale: TuSimple Connect oversight monitoring system, Minimal Risk Condition[1] (MRC) states, and full system redundancy

[1] A condition in which an autonomous vehicle that has experienced an unsolved edge case must pull over on the side of the road to allow for a safe resolution

Tucson – Operations Center



AV Testing Fleet



Scania Europe Testing

SCANIA




SCANIA

Our AI Technology is Defining the Industry (cont'd)

Key Operating Metrics	12/31/2020	3/31/2021	QoQ Growth %
R&D Headcount	701	821	17%
Global Headcount	839	978	17%
Patents Issued	247	280	13%
Road Miles Driven [1]	~2.9M	~3.7M	25%

World-class AV Talent is Choosing TuSimple

Our R&D team makes up ~84% of our total headcount and grew by 120 during Q1 for a total of 821. We plan to continue to increase R&D headcount as we accelerate the development of our technology. In April, we welcomed Robert Rossi, VP, Maps, to lead our HD mapping program. Robert brings extensive experience in developing AI and Autonomous Systems, leveraging his substantial engineering and business leadership experience from prior roles at Microsoft and TomTom.

The Most Commercial Truck AV Patents Globally [2]

In Q1, TuSimple had 31 new patents issued, expanding our global portfolio to 280 issued patents that protect advancements in vehicle control, hardware, vehicle operation and more. In addition, we have made significant technical innovations around less detectable technologies in autonomous trucking, such as machine learning, perception, real world data collection, and processing for AI training which we protect via trade secret.

There is No Substitute for Millions of Semi-truck Road Miles

Our fleet of 70 retrofitted, autonomous-enabled trucks drove ~700 thousand road miles in Q1, resulting in a cumulative total of ~3.7 million miles driven by quarter-end. During on-road missions, our trucks' sensors collect real-world data at a rate of hundreds of gigabytes per hour. The data are then fed into our AI-technology development. Motorists behave differently around semi-trucks so real-world data is a requirement to perfecting our L4 system. In some of our missions, our autonomous system is operating the vehicle, testing and improving our L4 system against real-world scenarios. In other missions, a human is operating the vehicle with our autonomous system running in "shadow mode" to compare its decisions versus our highly-skilled test drivers.

(1) Road Miles consist of all on-road miles driven by TuSimple's autonomous enabled vehicles globally
(2) To our knowledge, when compared to trucking focused startups, no other company has more granted patents related to autonomous commercial trucks than TuSimple

VP, Maps, Robert Rossi



- New hire in April 2021, VP, Maps
- Extensive leadership experience in AI and Autonomous Systems at Microsoft and TomTom

280 Issued Patents Power Our L4 Semi-Trucks



Cumulative Road Miles (million)


~3x YoY
1.3
1.7
2.2
2.9
3.7
37%
30%
32%
25%
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

4

Note: (%)'s may not foot due to rounding

Driver-Out Milestone Progress Update

We will Soon be Ready to Take on Driver-Out Testing

The purpose of developing Level 4 (L4)[1] driver-out autonomous semi-truck technology is to remove the requirement for driver supervision. We launched our first driver-out pilot program (Driver-Out) in February 2020 to publicly achieve this objective. The goal for Driver-Out is to publicly demonstrate the safety, maturity, and functionality of our virtual driving system, including commercial operation at night, on our AFN. During Driver-Out, our truck will operate autonomously from origin to destination on a commercial route between the Phoenix and Tucson metropolitan areas with real cargo. The selected route includes most of the scenarios in typical freight operations: terminals, parking lots, surface streets, and highways passing through city centers and suburban areas. We expect Driver-Out to be challenging, but our experience over the last six years gives us confidence we are ready for this ground-breaking program.

Driver-Out is a Groundbreaking AV Technology Milestone

The differences between driver-in systems (L2/L3) and our driver-out system (L4) are significant. All L2/L3 systems are expected to make mistakes, even safety critical ones. The human driver still maintains full responsibility for the vehicle. With an L4 truck, any internal hardware or software failure and all on road scenarios must be detected and mitigated by the truck itself. With this pilot program we are striving to be the first autonomous driving company to have an L4 semi-truck perform a real freight delivery without a human in the cab.

What is Needed to be Ready for Driver-Out

To prepare for Driver-Out we designed our autonomous system from the ground up, taking a rigorous engineering approach to analyze the functions and potential failures for each component. Goals we have achieved towards our driver-out milestone include:

- Removed single point of failure and, for some critical components, we have double and triple redundancy
- Designed many electrical components to support self-diagnostics and resistance to any hardware failure

Developing Purpose-Built L4 Class 8 Trucks



Selected Driver-Out Pilot Route


Phoenix
Tucson
El Paso

On Track for On-Road Driver-Out Mission



(1) L4 autonomous solution expected to be capable of driver-out operations on AFN mapped routes

5

Driver-Out Milestone Progress Update (cont'd)

- Collaborated with our Tier-1 partners to design the first and only fully redundant, L4 capable steering and braking system for heavy trucks
- Upgraded our truck sensor suites with a variety of sensors fused together including an in-house designed camera system that enables night operations, a long range LiDAR, mid-range LiDARs, radars, and an ultrasonic system
- Designed an automatic data pipeline that employs AI algorithms to analyze and discover rare events utilizing the millions of miles of road data we collect, giving a full representation of potential road incidents
- Implemented a continuous improvement process to address each new event we find on the road: capture requirements, generate system design, implement solutions, and thorough tests of updated design

Into Phase 3 of our Driver-Out Development Program

We have divided the development of our Driver-Out pilot program into 4 phases. Phase 1 was focused on designing the autonomous system architecture and Phase 2 focused on developing our first prototype . We are currently in Phase 3, targeted at bringing up our testing fleet with Phase 4 as final validation, which we aim to complete in Q4.



Driver-Out
Define ODD (1) | Product Req.
HW & SW Architecture Bring-up.
MRC & Oversight.
Verification & Validation
Autonomy Development



Phase 1 – Requirement Definition
Product | FuSa (2) Requirement, HW & SW | Architecture & System Design
Phase 3 – System Verification
Criteria Acceptance, Autonomy Release, System Verification, Optimization | Design Finalization
Q1' 2020
Q4' 2021
Phase 2 – Platform Readiness
Exposure Analysis | HW & SW Integration | Component | Test Bench Verification
Phase 4 – System Validation
Driver-Out Road Validation

Removed Single Point of Failure in Hardware/Software



Upgraded Sensor Suites



Sensor Suite Location Prototype



tu simple

(1) ODD – Operational Design Domain - description of specific operating domain(s) in which an automated function or system is designed to properly operate, including but not limited to roadway types, speed, weather, and other domain constraints.
(2) FuSa – Functional Safety – overall safety of a system or piece of equipment that depends on automatic protection operating correctly in response to its inputs or failure in a predictable manner.

Our Unmatched 1,000 Meter Perception Capability Proprietary 1,000m Perception Capability 1,000 Meter Perception is Critical to Enable L4 Trucking Semi-trucks weigh up to 80,000 pounds and operate mostly on highways with a maximum speed of over 75mph. Due to their size and limited maneuverability, semi-trucks take a much longer time than passenger vehicles to change lanes, make left-hand turns, and brake. The braking distance at top speed can be more than 200 meters (roughly the distance of two football fields) and making a safe left-hand turn can take up to 16 seconds, requiring a Effective Acceleration & Braking long planning horizon. LiDAR only systems do not provide sufficient planning horizons, making it unsafe for an autonomous truck to make an unprotected left-hand turn while exclusively relying on LiDAR. Our Perception System’s Capabilities One of the most important features in TuSimple’s technology stack is the long range perception system. Our 2 -decel / +accel (m/s ) L4 truck can perceive and understand road situations for up to 1,000 meters forward and 300 meters in all directions Autonomous Manual providing up to a 35 second planning horizon. At 75 mph, a § TuSimple's autonomous driving system is fully loaded semi-truck has ~2x the kinetic energy versus significantly more effective in acceleration and braking relative to a human driver, yielding less 55 mph. To travel at top highway speeds, a long planning brake wear and enhanced fuel efficiency horizon is a necessity for safe L4 operation. TuSimple Perception Suite Kinetic Energy 2.5E+07 R=70M R=80M 2.0E+07 R=300M R=80M 80,000 lbm R=500M R = 1 000M 1.5E+07 ���� R=200M R=350M 2 R=250M K.E. = mv ���� 1.0E+07 2x 5.0E+06 Camera R=150M Radar 0.0E+00 Lidar [ Joules ] 20 25 30 35 40 45 50 55 60 65 70 75 [ mph ] Industry Leading Long Range Perception § Camera technology provides images and data from 1,000 meter range§ A fully-loaded semi-truck’s kinetic energy is 2x § TuSimple Proprietary AI Technology utilizes images and data to make larger at 75 mph versus 55 mph § 1,000 meter perception and a 35 second appropriate control decisions on the road planning horizon are critical for safe operation at high speeds 7 Distribution %Our Unmatched 1,000 Meter Perception Capability Proprietary 1,000m Perception Capability 1,000 Meter Perception is Critical to Enable L4 Trucking Semi-trucks weigh up to 80,000 pounds and operate mostly on highways with a maximum speed of over 75mph. Due to their size and limited maneuverability, semi-trucks take a much longer time than passenger vehicles to change lanes, make left-hand turns, and brake. The braking distance at top speed can be more than 200 meters (roughly the distance of two football fields) and making a safe left-hand turn can take up to 16 seconds, requiring a Effective Acceleration & Braking long planning horizon. LiDAR only systems do not provide sufficient planning horizons, making it unsafe for an autonomous truck to make an unprotected left-hand turn while exclusively relying on LiDAR. Our Perception System’s Capabilities One of the most important features in TuSimple’s technology stack is the long range perception system. Our 2 -decel / +accel (m/s ) L4 truck can perceive and understand road situations for up to 1,000 meters forward and 300 meters in all directions Autonomous Manual providing up to a 35 second planning horizon. At 75 mph, a § TuSimple's autonomous driving system is fully loaded semi-truck has ~2x the kinetic energy versus significantly more effective in acceleration and braking relative to a human driver, yielding less 55 mph. To travel at top highway speeds, a long planning brake wear and enhanced fuel efficiency horizon is a necessity for safe L4 operation. TuSimple Perception Suite Kinetic Energy 2.5E+07 R=70M R=80M 2.0E+07 R=300M R=80M 80,000 lbm R=500M R = 1 000M 1.5E+07 ���� R=200M R=350M 2 R=250M K.E. = mv ���� 1.0E+07 2x 5.0E+06 Camera R=150M Radar 0.0E+00 Lidar [ Joules ] 20 25 30 35 40 45 50 55 60 65 70 75 [ mph ] Industry Leading Long Range Perception § Camera technology provides images and data from 1,000 meter range§ A fully-loaded semi-truck’s kinetic energy is 2x § TuSimple Proprietary AI Technology utilizes images and data to make larger at 75 mph versus 55 mph § 1,000 meter perception and a 35 second appropriate control decisions on the road planning horizon are critical for safe operation at high speeds 7 Distribution %

Our Unmatched 1,000 Meter Perception Capability (cont’d) TuSimple’s Record-Breaking Computer Vision We have designed a state-of-the-art system for image- Technology based perception. Our camera-centric architecture, combines multiple sensors (cameras, LiDARs and radars) with TuSimple Computer Vision technology, processing 600 trillion operations per second. We partnered with Sony to use its latest CMOS technology to design a proprietary camera system that has superior night vision. Our Computer Vision technology has broken 10 world records, ranking first at KITTI, Cityscapes, and on Waymo’s 2020 Open Dataset for 2D perception. Artificial Intelligence Solution for Perception Seeing is Not Enough: Proprietary AI Interpretation Our perception system provides rich context information about road conditions and behavior of other road users, which is essential for safety. Our L4 truck is not only aware of other vehicles but also their distance, speed, and vehicle type. Furthermore, it attempts to predict their intentions and future maneuvers. The system also performs extensive scenario classification to understand the entire context of Lane Centering Technology Like No Other the road. End Result: Unmatched Capabilities for TuSimple Our 1,000 meter perception has enabled us to be the only AV trucking company to demonstrate autonomous operations on both surface streets and highways up to 75 mph, positioning us as the industry leader. 8 Distribution %Our Unmatched 1,000 Meter Perception Capability (cont’d) TuSimple’s Record-Breaking Computer Vision We have designed a state-of-the-art system for image- Technology based perception. Our camera-centric architecture, combines multiple sensors (cameras, LiDARs and radars) with TuSimple Computer Vision technology, processing 600 trillion operations per second. We partnered with Sony to use its latest CMOS technology to design a proprietary camera system that has superior night vision. Our Computer Vision technology has broken 10 world records, ranking first at KITTI, Cityscapes, and on Waymo’s 2020 Open Dataset for 2D perception. Artificial Intelligence Solution for Perception Seeing is Not Enough: Proprietary AI Interpretation Our perception system provides rich context information about road conditions and behavior of other road users, which is essential for safety. Our L4 truck is not only aware of other vehicles but also their distance, speed, and vehicle type. Furthermore, it attempts to predict their intentions and future maneuvers. The system also performs extensive scenario classification to understand the entire context of Lane Centering Technology Like No Other the road. End Result: Unmatched Capabilities for TuSimple Our 1,000 meter perception has enabled us to be the only AV trucking company to demonstrate autonomous operations on both surface streets and highways up to 75 mph, positioning us as the industry leader. 8 Distribution %

Commercial Operations: Building Scale

All figures in '000s, unless otherwise noted

Key Operating Metrics	Q4'20	Q1'21	QoQ Growth %
Total Truck Reservations EOQ	~4.6	~5.8	26%
Revenue Miles	~600	~603	0.4%
Total Mapped Miles[1] EOQ	~4	~5	32%

AFN Expands To Meet our Strategic Customer's Needs

Our AFN commercial footprint continued to grow in Q1. We made revenue generating deliveries to ~25 unique AFN user terminals and launched two new major commercial freight lanes from Dallas to Austin, and Dallas to San Antonio. Freight operations will continue to expand all the way to the east coast by the end of 2021 along the I-10, I-20, I -30, and I-40 corridors to meet strategic customers' needs. Over the course of 2021, we will be launching operations ahead of schedule in major hubs such as Orlando, Charlotte, and Memphis.

TuSimple is committed to growing our commercial footprint by establishing a deep book of customer relationships with manual freight lanes ready to be converted to autonomous lanes in 2024. Delivering freight 24 hours a day 7 days a week gives our team real-world insights into the challenges our customers face that allow us to advance our products and prepare our customers for autonomy. We will continue to operate at a high level of service, delivering freight safely while also testing our autonomous driving system.

AFN Infrastructure Develops Alongside Freight Operations

To support freight deliveries on the AFN, in Q1, TuSimple operated out of 4 dedicated terminals with two full-service terminals in Tucson and Dallas. Our Tucson terminal is currently undergoing significant expansion and we are near completion of a 5th terminal in Fort Worth, Texas, slated to open Q2 of 2021. Our dedicated terminals supplement our runs to and from our AFN customers' terminals.

Revenue Miles (Thousands)


~3.5x YoY
603
173
Q1'20
Q1'21

Cumulative AFN Mapped Miles


~5x YoY
5,000
1,000
Q1'20
Q1'21

Testing & Commercial Deployment


50 Trucks
2 Trucks
20 Trucks
Testing & Revenue Operations
Testing Operations
Shanghai Port Pilot Program

(1) The cumulative unique miles on the AFN on which we have built a map that is compatible with our autonomous driving software

9

Commercial Operations: Building Scale (cont'd)

Rapid Expansion across Southern US Ahead of Schedule

Our AFN expansion is ahead of schedule. In Q1, we mapped ~1,200 miles of new lanes completing the Texas triangle and bringing our cumulative mapped network to ~5,000 miles, spanning from Phoenix to Dallas to Houston along I-10 and I-20 and expanding across the southeast to Memphis, Atlanta, Charlotte and Orlando by the end of 2021.

Autonomous Freight Network Expanding to East Coast by End of 2021



Seattle
Portland
San Francisco /Oakland
Los Angeles /Long Beach
San Diego
Salt Lake City
Phoenix
Tucson
El Paso
Denver
Kansas City
Oklahoma City
Dallas
San Antonio
Laredo
Houston
Minneapolis
Chicago
St. Louis
Memphis
Nashville
New Orleans
Atlanta
Cleveland
Pittsburgh
Cincinnati
Greensboro
Charlotte
Jacksonville
Orlando
Tampa
Norfolk
Philadelphia
New York City
Boston
Terminal Expansion Plans
Current Routes
Near-Term Expansion Plans [2021]
Future Expansion Plans [2022 – 2024]
24 States
43 States
Regulatory Landscape
L4 Autonomous Commercial Operations
L4 Autonomous Testing
In Progress

10

Commercial Operations: Adding Scale (cont'd)

Significant Reservation Book with Blue Chip Customers

We increased reservations[1] by 1,200 in Q1 and added an additional 1,000 in April. We currently have 6,775 reservations for Carrier-Owned Capacity with orders from roughly a dozen blue-chip shippers, carriers, and truck lessors including Penske, Schneider, and U.S. Xpress. Our reservation program gives select customers an opportunity to reserve trucks to be deployed on the AFN beginning in 2024. We work closely with our reservation partners to identify their network needs and prepare selected lanes today to de-risk adoption of autonomy for a plug and play solution when the trucks roll off the production line in 2024. We are in the preliminary preparation phases to expand our reservation program to a still selective group of high quality, sophisticated truck fleets.

"We have been working with TuSimple since 2019 and we see them as the clear leader in autonomous trucking technology which is why U.S. Xpress is among the first in line for reservations."

- Eric Fuller
President & CEO,
U.S. Xpress



Robust Truck Reservations By Blue Chip Partners


53%
30%
6,775 reservations at 05/10/2021
17%
Rail | Intermodal
Carrier
Shipper | Parcel Carrier
+26%
+17%
4,575
5,775
6,775
Q4'20
Q1'21
5/10/2021

Liberty Mutual Partnership Adds Insurance to the AFN

In early May, we announced TuSimple and Liberty Mutual will work together to better understand how autonomous technologies perform in comparison to the same types of trucks being driven manually by human drivers. We believe the benefits of autonomous vehicles are powerful and will play a vital role in reducing the number of truck-related fatalities in the future.

"We are excited to leverage our vast experience in safety and risk management to support the continued roll out and scale of cutting-edge technologies in the trucking and logistics industry. This collaboration with TuSimple will advance our ongoing efforts to develop custom insurance solutions for companies operating autonomous vehicle fleets, today and into the future."

- David Blessing,
Chief Underwriting Officer
Liberty Mutual

11

(1) Reservations are non-binding. Typically, each reservation requires a $500 truck deposit, however, the deposit requirement has been waived for our equity investors that currently hold reservations.

Our Financials: Investing in Growth

AFN Expansion Drives Revenue Growth

Total revenue was ~$944,000 in Q1 2021, up ~4x year over year. We also had strong sequential revenue growth with revenue increasing by $207,000, or 28%, from Q4 2020 to Q1 2021 . We achieved our steady growth in revenue by increasing the commercial utilization of our fleet and our partner fleets, who supplement our capacity.

R&D Investment Accelerates Alongside Technology Development

We intend to sustain and accelerate our investment in R&D as our ultimate success depends on perfecting the substantial technical breakthroughs we have achieved.

In Q1, we spent $41 million on R&D, up $23 million year-over-year. Our largest portion of R&D expense was $25 million related to R&D personnel, including stock-based compensation expense of $2 million.

Operating Expenses Increase to Support Commercialization

We continue to increase our spend on General and Administrative items (G&A) in order to scale our overall organization and further develop our extensive set of industry-leading partners. We are hiring across many key functions that address issues such as regulation and AFN operations.

Our G&A expense increased by $9 million year-over-year for a total of $15 million in Q1. Our most significant G&A expense was $13 million in personnel-related expenses associated with management and administration activities, including $4 million in stock-based compensation.


Revenue ($ million)
~3x YoY
$0.3
$0.3
$0.6
$0.7
$0.9
2%
122%
26%
28%
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21


R&D Expense ($ million)
~2x YoY
$18.2
$22.0
$28.0
$31.8
$41.4
21%
28%
13%
30%
Q1'20
Q2'20
Q3'20 (1)
Q4'20
Q1'21

(1) Q3'20 adjusted R&D Expense excludes non-cash charge related to the issue of TRATON warrants of $32M


G&A ($ million)
~2x YoY
$6.7
$5.2
$15.3
$10.1
$15.2
(23)%
193%
(34)%
51%
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

12

Note: (%)'s may not foot due to rounding

Our Financials: Investing in Growth (cont'd)

Capital Investment to Support AFN Infrastructure

Our capital expenditures and payments on capital leases are investments to grow our AFN and primarily relate to our fleet testing, terminal facilities, and other equipment used in operations. During Q1, TuSimple invested a total of $1.2 million in capital expenditures as well as $200,000 in principal payments on capital leases. At quarter-end, property and equipment (net of accumulated depreciation) and equipment financed under capital leases (net of accumulated amortization) were $23 million and $5 million, respectively.

Cash Position Provides Substantial Development Runway

We began Q1 with $311 million of cash and ended the quarter with $509 million. Our net cash burn of $49 million was primarily due to a net loss of $385 million, partially offset by a $327 million non-cash change in fair value of warrants liability. We raised $245 million, $183 million from Navistar and TRATON exercising their right to purchase additional Series-E convertible preferred stock and $62 million from the issuance of redeemable convertible preferred stock. In April, we raised over $1 billion through our IPO.

Full Year 2021 Guidance

- Revenue of $5 - $7 million, driven in part by accelerating utilization of our fleet and enhanced AFN partner operations
- R&D investment of $165 - $185 million excluding stock-based compensation expense[1]
- G&A spend of $45 – $55 million excluding stock-based compensation expense[1]
- Capital Expenditures of $5 – $8 million
- We expect to end 2021 with a cash position in excess of $1.3B

Tucson Terminal Operations



TuSimple Listing Day


simple
Nasdaq


tu simple
Nasdaq

13

(1) See the section titled "Non-GAAP Financial Measures" for important information regarding the non-GAAP measures used by TuSimple

In Closing Q1 was a defining time in TuSimple’s history. We made critical progress in the development of our technology, and we are confident we will hit key milestones to enable an on- road, driver-out run this year. Meanwhile, we continue to pave the road to scaled revenue growth through our business initiatives with additions to the executive advisory board, a growing list of partners, and laying down the infrastructure of our AFN. TuSimple has embarked on a mission to fundamentally reshape a massive industry. We are building a suite of products that has never existed before. We are ready for the challenges this new frontier presents and prepared to provide creative solutions to integrate this technology successfully into our society. TuSimple is committed to staying humble and focused on making trucking safer, more environmentally friendly and more efficient. Thank you for your continued confidence in TuSimple. At TuSimple, we are building a Better Path Forward. Sincerely, Cheng Lu President and Chief Executive Officer Pat Dillon Chief Financial Officer 14In Closing Q1 was a defining time in TuSimple’s history. We made critical progress in the development of our technology, and we are confident we will hit key milestones to enable an on- road, driver-out run this year. Meanwhile, we continue to pave the road to scaled revenue growth through our business initiatives with additions to the executive advisory board, a growing list of partners, and laying down the infrastructure of our AFN. TuSimple has embarked on a mission to fundamentally reshape a massive industry. We are building a suite of products that has never existed before. We are ready for the challenges this new frontier presents and prepared to provide creative solutions to integrate this technology successfully into our society. TuSimple is committed to staying humble and focused on making trucking safer, more environmentally friendly and more efficient. Thank you for your continued confidence in TuSimple. At TuSimple, we are building a Better Path Forward. Sincerely, Cheng Lu President and Chief Executive Officer Pat Dillon Chief Financial Officer 14

TuSimple Conference Call Webcast – 2 p.m. PT May 10th, 2021 We will host a teleconference call at 2:00 PM Pacific time / 5:00 PM Eastern time on May 10th to discuss these results. Interested parties can access the call by dialing US/CA: (833) 519-1404 or International: (270) 215-9738 and entering conference ID: 2176603. Thank you for your interest in TuSimple. About TuSimple TuSimple, headquartered in San Diego, California, is an autonomous driving technology company employing more than 600 employees in the U.S. We have operations in Arizona and Texas, and globally in Europe, Japan and China. Founded in 2015, TuSimple is developing a commercial-ready Level 4 (SAE) fully autonomous driving solution for long-haul heavy-duty trucks. TuSimple aims to transform the $4.0 trillion global truck freight industry through the company’s proprietary leading autonomous vehicle technology which makes it possible for trucks to see 1,000 meters away, operate nearly continuously while using 10% less fuel than trucks on the road today. For more information, please visit www.tusimple.com, and follow us on Twitter, YouTube, and LinkedIn. Disclaimer This letter and any accompanying oral presentation contain forward-looking statements. All statements other than statements of historical fact contained in this letter, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of TuSimple Holdings, Inc. and its subsidiaries (the Company , “we”, “our” and “us”), market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terms such as “expect,” “plan,” “anticipate,” “intend,” “target,” “project,” “predict,” “potential,” “explore” or “continue” or the negative of these terms or other similar words. The Company has based these forward-looking statements largely on its current expectations and assumptions and on information available as of the date of this letter. The Company assumes no obligation to update any forward-looking statements after the date of this letter, except as required by law. The forward-looking statements contained in this letter and the accompanying oral presentation are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward- looking statements. These risks, uncertainties, assumptions and other factors include, but are not limited to, those related to autonomous driving being an emerging technology, the Company’s limited operating history in a new market, the regulations governing autonomous vehicles, the Company’s dependence on its senior management team, reliance on third-party suppliers, potential product liability or warranty claims and the protection of the Company’s intellectual property. Moreover, the Company operates in a competitive and rapidly changing environment, and new risks may emerge from time to time. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the markets in which it operates or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements the Company may make. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in our final prospectus dated April 14, 2021 filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2021 and our other filings with the SEC. These SEC filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. This letter also contains estimates, forecasts and other statistical data relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this letter and, accordingly, it cannot guarantee their accuracy or completeness. In addition, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company competes are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates. This letter and any accompanying oral presentation also contain estimates, forecasts and other statistical data relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this letter and, accordingly, it cannot guarantee their accuracy or completeness. In addition, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company competes are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates. Non-GAAP Financial Measures TuSimple has not reconciled its expectations for non-GAAP R&D expense and non-GAAP SG&A expense because the stock-based compensation expense excluded from such items cannot be reasonably calculated or predicted at this time. The effect of the excluded stock-based compensation may be significant . TuSimple uses these non-GAAP measures in conjunction with GAAP measures as part of its overall assessment of its performance and liquidity, including the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies, and to communicate with its board of directors concerning its financial performance and liquidity. TuSimple’s definitions of its non-GAAP measures may differ from those used by other companies for similarly-titled measures, and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, TuSimple’s non- GAAP measures should be considered in addition to, not as substitutes for, or in isolation from, the company’s GAAP results. TuSimple encourages investors and others to review its financial information in its entirety, not to rely on any single financial measure, and to view its non-GAAP measures in conjunction with GAAP financial measures. 15TuSimple Conference Call Webcast – 2 p.m. PT May 10th, 2021 We will host a teleconference call at 2:00 PM Pacific time / 5:00 PM Eastern time on May 10th to discuss these results. Interested parties can access the call by dialing US/CA: (833) 519-1404 or International: (270) 215-9738 and entering conference ID: 2176603. Thank you for your interest in TuSimple. About TuSimple TuSimple, headquartered in San Diego, California, is an autonomous driving technology company employing more than 600 employees in the U.S. We have operations in Arizona and Texas, and globally in Europe, Japan and China. Founded in 2015, TuSimple is developing a commercial-ready Level 4 (SAE) fully autonomous driving solution for long-haul heavy-duty trucks. TuSimple aims to transform the $4.0 trillion global truck freight industry through the company’s proprietary leading autonomous vehicle technology which makes it possible for trucks to see 1,000 meters away, operate nearly continuously while using 10% less fuel than trucks on the road today. For more information, please visit www.tusimple.com, and follow us on Twitter, YouTube, and LinkedIn. Disclaimer This letter and any accompanying oral presentation contain forward-looking statements. All statements other than statements of historical fact contained in this letter, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of TuSimple Holdings, Inc. and its subsidiaries (the Company , “we”, “our” and “us”), market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. In some cases, you can identify forward-looking statements by terms such as “expect,” “plan,” “anticipate,” “intend,” “target,” “project,” “predict,” “potential,” “explore” or “continue” or the negative of these terms or other similar words. The Company has based these forward-looking statements largely on its current expectations and assumptions and on information available as of the date of this letter. The Company assumes no obligation to update any forward-looking statements after the date of this letter, except as required by law. The forward-looking statements contained in this letter and the accompanying oral presentation are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause actual results or outcomes to be materially different from any future results or outcomes expressed or implied by the forward- looking statements. These risks, uncertainties, assumptions and other factors include, but are not limited to, those related to autonomous driving being an emerging technology, the Company’s limited operating history in a new market, the regulations governing autonomous vehicles, the Company’s dependence on its senior management team, reliance on third-party suppliers, potential product liability or warranty claims and the protection of the Company’s intellectual property. Moreover, the Company operates in a competitive and rapidly changing environment, and new risks may emerge from time to time. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. It is not possible for the Company to predict all risks, nor can the Company assess the impact of all factors on its business or the markets in which it operates or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements the Company may make. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption “Risk Factors” in our final prospectus dated April 14, 2021 filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2021 and our other filings with the SEC. These SEC filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. This letter also contains estimates, forecasts and other statistical data relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this letter and, accordingly, it cannot guarantee their accuracy or completeness. In addition, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company competes are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates. This letter and any accompanying oral presentation also contain estimates, forecasts and other statistical data relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. The Company has not independently verified the statistical and other industry data generated by independent parties and contained in this letter and, accordingly, it cannot guarantee their accuracy or completeness. In addition, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company competes are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates. Non-GAAP Financial Measures TuSimple has not reconciled its expectations for non-GAAP R&D expense and non-GAAP SG&A expense because the stock-based compensation expense excluded from such items cannot be reasonably calculated or predicted at this time. The effect of the excluded stock-based compensation may be significant . TuSimple uses these non-GAAP measures in conjunction with GAAP measures as part of its overall assessment of its performance and liquidity, including the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies, and to communicate with its board of directors concerning its financial performance and liquidity. TuSimple’s definitions of its non-GAAP measures may differ from those used by other companies for similarly-titled measures, and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, TuSimple’s non- GAAP measures should be considered in addition to, not as substitutes for, or in isolation from, the company’s GAAP results. TuSimple encourages investors and others to review its financial information in its entirety, not to rely on any single financial measure, and to view its non-GAAP measures in conjunction with GAAP financial measures. 15

TuSimple Consolidated Balance Sheets TuSimple Holdings Inc. Condensed Consolidated Balance Sheets (in thousands, except share data) (unaudited) December 31, March 31, 2020 2021 ASSETS Current assets: Cash and cash equivalents $ 310,815 $ 508,706 Restricted cash 1,536 785 Accounts receivable, net 1,144 1,429 Prepaid expenses and other current assets 2,280 5,640 Amounts due from related parties 3,708 3,715 Total current assets 319,483 520,275 Property and equipment, net 22,116 23,030 Other assets 4,986 5,054 Total assets $ 346,585 $ 548,359 LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDER’S DEFICIT Current liabilities: Accounts payable 4,542 $ 13,779 Amounts due to related parties 5,715 9,660 Accrued expenses and other current liabilities 22,961 16,826 Short-term debt 4,623 4,670 Warrants liability 42,452 — Capital lease liabilities, current 805 825 Total current liabilities 81,098 45,760 Capital lease liabilities, noncurrent 3,767 3,556 Other liabilities 2,402 3,673 Total liabilities 87,267 52,989 Commitments and contingencies (Note 4) Redeemable convertible preferred stock, $0.0001 par value; 138,102,770 and 138,102,770 shares authorized; 102,074,703 and 120,534,419 shares issued and outstanding as of December 31, 2020 and March 31, 2021, 664,791 1,282,916 respectively; aggregate liquidation preference of $598,842 and $847,614 as of December 31, 2020 and March 31, 2021, respectively Stockholders' deficit: Common stock, $0.0001 par value, 361,897,230 and 361,897,230 shares authorized; 6 6 60,543,337 and 60,603,953 shares issued and outstanding as of December 31, 2020 and March 31, 2021, respectively Additional paid-in-capital — 2,176 Accumulated deficit (405,178) (790,338) Accumulated other comprehensive income (loss) (301) 610 Total stockholders’ deficit (405,473) (787,546) Total liabilities, redeemable convertible preferred stock and stockholders’ deficit $ 346,585 $548,359 16TuSimple Consolidated Balance Sheets TuSimple Holdings Inc. Condensed Consolidated Balance Sheets (in thousands, except share data) (unaudited) December 31, March 31, 2020 2021 ASSETS Current assets: Cash and cash equivalents $ 310,815 $ 508,706 Restricted cash 1,536 785 Accounts receivable, net 1,144 1,429 Prepaid expenses and other current assets 2,280 5,640 Amounts due from related parties 3,708 3,715 Total current assets 319,483 520,275 Property and equipment, net 22,116 23,030 Other assets 4,986 5,054 Total assets $ 346,585 $ 548,359 LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDER’S DEFICIT Current liabilities: Accounts payable 4,542 $ 13,779 Amounts due to related parties 5,715 9,660 Accrued expenses and other current liabilities 22,961 16,826 Short-term debt 4,623 4,670 Warrants liability 42,452 — Capital lease liabilities, current 805 825 Total current liabilities 81,098 45,760 Capital lease liabilities, noncurrent 3,767 3,556 Other liabilities 2,402 3,673 Total liabilities 87,267 52,989 Commitments and contingencies (Note 4) Redeemable convertible preferred stock, $0.0001 par value; 138,102,770 and 138,102,770 shares authorized; 102,074,703 and 120,534,419 shares issued and outstanding as of December 31, 2020 and March 31, 2021, 664,791 1,282,916 respectively; aggregate liquidation preference of $598,842 and $847,614 as of December 31, 2020 and March 31, 2021, respectively Stockholders' deficit: Common stock, $0.0001 par value, 361,897,230 and 361,897,230 shares authorized; 6 6 60,543,337 and 60,603,953 shares issued and outstanding as of December 31, 2020 and March 31, 2021, respectively Additional paid-in-capital — 2,176 Accumulated deficit (405,178) (790,338) Accumulated other comprehensive income (loss) (301) 610 Total stockholders’ deficit (405,473) (787,546) Total liabilities, redeemable convertible preferred stock and stockholders’ deficit $ 346,585 $548,359 16

TuSimple Consolidated Statements of Operations TuSimple Holdings Inc. Condensed Consolidated Statements of Operations (in thousands, except share and per share data) Three Months Ended (unaudited) March 31, 2020 2021 Revenue $ 259 $ 944 Costs and expenses: Cost of revenue 771 2,246 Research and development 18,182 41,434 Sales and marketing 437 678 General and administrative 6,726 15,224 Total costs and expenses 26,116 59,582 Loss from operations (25,857) (58,638) Change in fair value of warrants liability — (326,900) Other income, net 96 378 Loss before provision for income taxes (25,761) (385,160) Provision for income taxes — — Net loss (25,761) (385,160) Accretion of redeemable convertible preferred stock — (4,135) Net loss attributable to common stockholders (25,761) (389,295) Net loss per share attributable to common stockholders, basic and diluted $ (0.45) $ (6.43) Weighted-average shares used in computing net loss per share attributable 56,679,887 60,576,886 to common stockholders, basic and diluted 17TuSimple Consolidated Statements of Operations TuSimple Holdings Inc. Condensed Consolidated Statements of Operations (in thousands, except share and per share data) Three Months Ended (unaudited) March 31, 2020 2021 Revenue $ 259 $ 944 Costs and expenses: Cost of revenue 771 2,246 Research and development 18,182 41,434 Sales and marketing 437 678 General and administrative 6,726 15,224 Total costs and expenses 26,116 59,582 Loss from operations (25,857) (58,638) Change in fair value of warrants liability — (326,900) Other income, net 96 378 Loss before provision for income taxes (25,761) (385,160) Provision for income taxes — — Net loss (25,761) (385,160) Accretion of redeemable convertible preferred stock — (4,135) Net loss attributable to common stockholders (25,761) (389,295) Net loss per share attributable to common stockholders, basic and diluted $ (0.45) $ (6.43) Weighted-average shares used in computing net loss per share attributable 56,679,887 60,576,886 to common stockholders, basic and diluted 17

TuSimple Consolidated Statements of Cash Flows TuSimple Holdings Inc. Condensed Consolidated Statements of Cash Flows Three Months Ended (in thousands) March 31, (unaudited) 2020 2021 Cash flows from operating activities: Net loss $ (25,761) $ (385,160) Adjustments to reconcile net loss to net cash used in operating activities: Stock-based compensation 1,227 6,289 Depreciation and amortization 1,825 2,110 Change in fair value of warrants liability — 326,900 Changes in operating assets and liabilities: Accounts receivable (17) (285) Prepaid expenses and other current assets 1,055 (3,360 Other assets (120) (152) Accounts payable 1,143 9,237 Amounts due to/from related parties (386) 4,558 Accrued expenses and other current liabilities (2,262) (8,217) Other liabilities 932 1,347 Net cash used in operating activities (22,364) (46,733) Cash flows from investing activities: Purchases of property and equipment (1,120) (1,210) Purchases of intangible assets (62) (87) Proceeds from disposal of property and equipment — 100 Net cash used in investing activities (1,182) (1,197) Cash flows from financing activities: Proceeds from issuance of redeemable convertible preferred stock — 61,631 Proceeds from exercise of warrants for redeemable convertible preferred stock — 183,007 Proceeds from exercise of stock options — 253 Principal payments on related party loan — (613) Principal payments on capital lease obligations — (191) Principal payments on other liabilities (171) (117) Net cash provided by (used in) financing activities (171) 243,970 Effect of exchange rate changes on cash, cash equivalents, and restricted cash (42) 1,100 Net increase (decrease) in cash, cash equivalents, and restricted cash (23,759) 197,140 64,110 312,351 Cash, cash equivalents, and restricted cash - beginning of period Cash, cash equivalents, and restricted cash - end of period $ 40,351 $ 509,491 Supplemental disclosure of cash flow information: Cash paid for interest $ 173 $ 195 Supplemental schedule of non-cash investing and financing activities: Acquisitions of property and equipment included in liabilities $ 686 $ 1,939 Accretion of redeemable convertible preferred stock — $ 4,135 Vesting of early exercised stock options — $ 21 Exercise of liability-classified warrants — $ 369,352 Cashless exercise of stock options for common stock $ 975 — 18TuSimple Consolidated Statements of Cash Flows TuSimple Holdings Inc. Condensed Consolidated Statements of Cash Flows Three Months Ended (in thousands) March 31, (unaudited) 2020 2021 Cash flows from operating activities: Net loss $ (25,761) $ (385,160) Adjustments to reconcile net loss to net cash used in operating activities: Stock-based compensation 1,227 6,289 Depreciation and amortization 1,825 2,110 Change in fair value of warrants liability — 326,900 Changes in operating assets and liabilities: Accounts receivable (17) (285) Prepaid expenses and other current assets 1,055 (3,360 Other assets (120) (152) Accounts payable 1,143 9,237 Amounts due to/from related parties (386) 4,558 Accrued expenses and other current liabilities (2,262) (8,217) Other liabilities 932 1,347 Net cash used in operating activities (22,364) (46,733) Cash flows from investing activities: Purchases of property and equipment (1,120) (1,210) Purchases of intangible assets (62) (87) Proceeds from disposal of property and equipment — 100 Net cash used in investing activities (1,182) (1,197) Cash flows from financing activities: Proceeds from issuance of redeemable convertible preferred stock — 61,631 Proceeds from exercise of warrants for redeemable convertible preferred stock — 183,007 Proceeds from exercise of stock options — 253 Principal payments on related party loan — (613) Principal payments on capital lease obligations — (191) Principal payments on other liabilities (171) (117) Net cash provided by (used in) financing activities (171) 243,970 Effect of exchange rate changes on cash, cash equivalents, and restricted cash (42) 1,100 Net increase (decrease) in cash, cash equivalents, and restricted cash (23,759) 197,140 64,110 312,351 Cash, cash equivalents, and restricted cash - beginning of period Cash, cash equivalents, and restricted cash - end of period $ 40,351 $ 509,491 Supplemental disclosure of cash flow information: Cash paid for interest $ 173 $ 195 Supplemental schedule of non-cash investing and financing activities: Acquisitions of property and equipment included in liabilities $ 686 $ 1,939 Accretion of redeemable convertible preferred stock — $ 4,135 Vesting of early exercised stock options — $ 21 Exercise of liability-classified warrants — $ 369,352 Cashless exercise of stock options for common stock $ 975 — 18

TuSimple Share count Reconciliation TuSimple Holdings Inc. Share Count Reconciliation # of Shares Common Stock Outstanding as of March 31, 2021 60,603,953 Class A and B Common Stock Class A common stock issued in the IPO 27,027,027 Class A common stock issued in concurrent private placement 874,999 1:1 conversion of preferred stock to Class A common stock upon IPO 120,534,419 Class A common stock to be issued upon settlement of vested RSUs and SVAs 3,426,096 Pro Forma Class A and B Common Stock Post-IPO 212,466,494 Dilutive Securities Not Included in Above Share Count Outstanding Options 15,311,313 Unvested RSUs and SVAs 1,324,390 Fully Diluted Pro Forma Class A and B Common Stock Post-IPO 229,102,197 19TuSimple Share count Reconciliation TuSimple Holdings Inc. Share Count Reconciliation # of Shares Common Stock Outstanding as of March 31, 2021 60,603,953 Class A and B Common Stock Class A common stock issued in the IPO 27,027,027 Class A common stock issued in concurrent private placement 874,999 1:1 conversion of preferred stock to Class A common stock upon IPO 120,534,419 Class A common stock to be issued upon settlement of vested RSUs and SVAs 3,426,096 Pro Forma Class A and B Common Stock Post-IPO 212,466,494 Dilutive Securities Not Included in Above Share Count Outstanding Options 15,311,313 Unvested RSUs and SVAs 1,324,390 Fully Diluted Pro Forma Class A and B Common Stock Post-IPO 229,102,197 19

TUSIMPLE BY THE NUMBERS

950+[1]

Employees Across 3 Continents with ~84% of workforce dedicated to R&D

$1.8B+

Cumulative Funding-to-date, from IPO and Private Capital Raises

275+[1]

Core Technology Patents

70[1]

Autonomous Trucks Globally

~3.7MM[1]

Road Miles

~ 5,000[1]

Miles of Mapped Routes

~ $2MM

2020 Revenue

6,775[2]

Purpose-built, L4 Driver-Out Autonomous Truck Reservations

20

(1) As of March 2021 (2) As of May 2021